EXHIBIT 31.2

OFFICER'S CERTIFICATION PURSUANT TO SECTION 302 OF SARBANES OXLEY ACT

I, Peter Matousek, certify that:

1.

I have reviewed this quarterly report on Form 10-Q for the quarter ended August 31, 2010  of Xun Energy, Inc.

2.    Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact  necessary to make the statements made, in light of the  circumstances  under which such statements were made, not misleading with respect to the period covered by this report;

3.

 Based  on my  knowledge,  the  financial  statements,  and  other  financial information included in this report, fairly present in all material respects the financial condition,  results of operations and cash flows of the  issuer as of, and for, the periods presented in this report;

4.    The issuer's other certifying officer(s) and I am responsible for establishing and maintaining  disclosure controls and procedures (as defined in Exchange  Act Rules  13a-15(e)  and  15d-15(e))  and  internal  control  over financial  reporting (as defined in Exchange Act Rules  13a-15(f) and 15d-15(f)) for the  issuer and have:

a)

Designed such disclosure controls and procedures,  or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the issuer, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this  report is being prepared;

b)

Designed such internal control over financial reporting, or caused such internal control over financial  reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c)

Evaluated the  effectiveness of the  issuer's  disclosure controls and procedures and presented in this report our  conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

d)

Disclosed  in this  report  any change in the small  business issuer's internal control over financial reporting that occurred during the issuer's most recent fiscal quarter (the issuer's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the issuer's internal control over financial reporting; and

5.

The issuer's other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal  control over financial reporting, to the issuer's auditors and the audit committee of the small business  issuer's board of directors (or persons performing the equivalent functions):

a)

All significant deficiencies and material weaknesses in the design or operation of internal control over  financial  reporting  which are  reasonably likely to  adversely affect the small business issuer's ability to record, process, summarize and report financial information; and

b)

Any fraud, whether or not material, that involves management or other employees who have a significant role in the issuer’s internal control over financial reporting.

Date:  October 14, 2010

By: /s/ Peter Matousek

Peter Matousek

Chief Financial Officer